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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  MAY 23, 2006


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:   (212) 586-5666
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                                      N/A
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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS

             On May 23, 2006, Hollinger International Inc. (the "Company") agreed to a settlement of litigation initiated by Tweedy, Browne
Global Value Fund and Tweedy, Browne Company, LLC (together, "Tweedy") in December 2003 and previously disclosed in the Company's periodic reports filed with the SEC. The lawsuit, filed against the Company in the Court of Chancery for the State of Delaware in and for New Castle County, sought to recover attorneys' fees and costs in connection with informal inquiries and other investigations performed on behalf of Tweedy concerning conduct that was subsequently investigated by the Special Committee of the Company's Board of Directors. Under the settlement, the Company is paying a total of $3.5 million to Tweedy's attorneys. Tweedy will not receive any portion of the settlement proceeds and, in exchange for the payment by the Company, Tweedy and its counsel have agreed to release the Company from further liability regarding this matter and to seek a dismissal of the lawsuit.


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                                SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)



Date: May 24, 2006                      By: /s/ James R. Van Horn
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                                        Name:  James R. Van Horn
                                        Title: Vice President, General Counsel &
                                               Secretary